WAIVER AND RELEASE AGREEMENT

      THIS RELEASE AND AMENDMENT AGREEMENT, dated as of November 6, 2000 (this "Agreement"), is by and among Virtual Communities, Inc., a Delaware corporation (the "Company"), and Aspen International Ltd. ("Aspen"), Acqua Wellington Value Fund Ltd., Narragansett I, LP and Narragansett Offshore, Ltd. (collectively, the "Purchasers").

                                    RECITALS:

      WHEREAS, the Company and the Purchasers have previously entered into that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of July 28, 2000 (the "Purchase Agreement"), pursuant to which, among other things, the Purchasers agreed to purchase $5,500,000 of Series C Preferred Stock, par value $01 per share (the "Preferred Stock"), of the Company and warrants (the "Warrants") to purchase shares of the common stock, par value $.01 per share (the "Common Stock"), of the Company in two or more tranches (the "July Financing").

      WHEREAS, the Company and the Purchasers have previously entered into that certain Registration Rights Agreement, dated as of July 28, 2000 (the "Registration Rights Agreement"), pursuant to which, among other things, the Company agreed to file a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (the "Registration Statement") with the Securities and Exchange Commission within thirty (30) days after the closing of the first tranche of the July Financing the "Filing Date") and have such registration statement declared effective within ninety (90) days after the Filing Date (the "Effectiveness Date").

      WHEREAS, pursuant to the Purchase Agreement, the Company agreed to pay from the aggregate purchase price, at the closing of the first tranche, all attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Purchasers up to $55,000 in connection with the July Financing (the "Fees").

      WHEREAS, the closing of the final tranche of $2,000,000 in respect of the July Financing was to occur on or before August 31, 2000 and as of the date hereof the Purchasers had only purchased in the aggregate $2,010,000 of Preferred Stock and Warrants.

      WHEREAS, as of the date hereof, the Registration Statement had not been filed with or declared effective by the Securities and Exchange Commission and the Company had not paid the Fees.

      WHEREAS the Company and the Purchasers believe that it is in their respective mutual best interests to waive certain provisions of the Registration Rights Agreement and the Purchase Agreement in connection with the July Financing.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:

      1. Waiver.

            (a) Each of the Purchasers hereby waives the Company's obligation to file the Registration Statement by the Filing Date and have such Registration Statement declared effective by the Effectiveness Date, provided, the Company files the registration Statement on or before the 30th day after the date hereof (the "New Filing Date") and has the Registration Statement declared on or before the 60th day after the New Filing Date (the "New Effectiveness Date"). Notwithstanding the foregoing, if the Company fails to file the Registration Statement by the New Filing Date or have it declared effective by the New Effectiveness Date, this waiver shall automatically terminate and be of no further force and effect.

            (b) Each of the Purchasers hereby waives the Company's obligation to pay the Fees at the Tranche I Closing, provided, the Company pays such Fees on or before December 10, 2000. Notwithstanding the foregoing, if the Company fails to pay the Fees on or before December 10, 2000, this waiver shall automatically terminate and be of no further force and effect.

      2. Releases.

            (a) The Company hereby releases, waives, relinquishes, renounces and forever discharges each of the Purchasers, together with the respective stockholders, subsidiaries, affiliates, successors and assigns of each such Purchaser, as well as their respective present and former directors, officers, managers, employees, agents, attorneys and other representatives acting on their behalf and the successors and assigns of each of them (each a "Purchaser Released Party"), from any and all claims, suits, debts, liens, liabilities, losses, causes of action, rights, damage, demands, obligations, promises, costs and expenses (including, without limitation, attorneys' fees and expenses) of every kind, nature and description, in law or in equity, whether known or unknown, or known in the future, fixed or contingent, billed or unbilled, suspected, disclosed or undisclosed, claimed or concealed, from the beginning of time through the date of this Agreement, which the Company could assert against any Purchaser Released Party relating to or arising out of the failure of the Purchasers to purchase the remaining $3,490,000 of Preferred Stock and Warrants pursuant to the Purchase Agreement.

            (b) If the Company brings any claim, suit, action or other proceeding against any Purchaser Released Party in any administrative proceeding, in arbitration, at law, in equity or mixed, in any way connected with, relating to or arising out of any right, matter or thing which is released hereby, then the Company agrees to jointly and severally indemnify and hold harmless such Purchaser Released Party in amount of any final monetary judgment or settlement and any related costs (including, without limitation, its reasonable attorneys' fees and expenses) entered against, paid or incurred by the Purchaser Released Party arising from such claim, suit, action or proceeding.

      3. Miscellaneous.

            (a) Except as otherwise expressly provided herein, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

            (b) This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflicts of laws principles thereof).

            (c) This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns under the Purchase Agreement.

            (d) The parties hereto agree to execute and deliver such further documents and instruments as maybe reasonably required or requested by the other parties hereto in order to more fully effect the purposes of this Agreement in a manner consistent with the terms thereof.

            (e) This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

                                  [end of page]

      IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Release Agreement as of the ___th day of November, 2000.


                                       VIRTUAL COMMUNITIES, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       ASPEN INTERNATIONAL, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       ACQUA WELLINGTON VALUE FUND, LTD.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       NARRAGANSETT I, LP


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       NARRAGANSETT OFFSHORE, LTD.


                                       By: _____________________________________
                                           Name:
                                           Title: